Exhibit 99.1

Media contact:                                               -or-     Investor/analyst contact:
Bobbie Egan                                                              Shannon Alberts
Media Relations Manager                                       Managing Director of Investor Relations
(206) 392-5134                                                            (206) 392-5218

FOR IMMEDIATE RELEASE                                                                                 June 11, 2009

ALASKA AIR GROUP ANNOUNCES STOCK REPURCHASE PROGRAM

     SEATTLE — Alaska Air Group, Inc. (NYSE: ALK) today announced that its board of directors approved a stock repurchase program authorizing the company to buy up to $50 million of its common stock.
    “This program allows us to enhance shareholder value through the repurchase of outstanding shares while preserving our strong cash balance,” said Bill Ayer, the company’s chairman and chief executive officer. “Even after the repurchase, Air Group will continue to have the best liquidity position among major U.S. airlines. Today’s decision is consistent with the company’s practice of repurchasing shares opportunistically and underscores our commitment to provide a reasonable return to investors.”
    Alaska intends to finance the repurchases with cash on hand. The repurchase program authorizes the company to purchase its common stock from time to time, through open market purchases, negotiated transactions or other means, including accelerated share repurchases and 10b5-1 trading plans in accordance with applicable securities laws. In 2007 and 2008, Alaska Air Group repurchased nearly $112 million of its common stock.

-more-

This news release contains forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve known and unknown risks and uncertainties that may cause our actual results or performance to be materially different from those indicated by any forward-looking statements. These forward-looking statements include the statements concerning our confidence in the company’s future business prospects and financial position, our belief that the repurchase program will allow us to enhance shareholder value while providing flexibility to continue investing in long-term strategic opportunities, and our intent to finance the repurchases with cash on hand.   For a comprehensive discussion of potential risk factors, see Item 1A of the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2008.   Some of these risks include increased competition, significant fuel costs, general economic conditions, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, terrorist attacks, seasonal fluctuations in our financial results, an aircraft accident, laws and regulations, and government fees and taxes.  All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We disclaim any obligation to publicly update or revise any forward-looking statements after the date of this news release to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.
# # #